Exhibit 10.23.1

AMENDMENT NO. 2011-1 TO

OMNIBUS AGREEMENT

This AMENDMENT NO. 2011-1, dated as of February 22, 2011 and effective January 1, 2011 (this “Amendment”), to the Omnibus Agreement, dated as of February 8, 2002, and amended previously by Amendment No. 1 (dated as of January 28, 2005), Amendment No. 2006-1, Amendment No. 2007-1, Amendment No. 2008-1, and Amendment No 2009-1, and Amendment No. 2010-1 (as amended, the “Omnibus Agreement”) by is adopted, executed and agreed to by Sunoco, Inc. (“Sunoco, Inc.”), Sunoco, Inc. (R&M) (“Sunoco, Inc. (R&M)” and, together with Sunoco, Inc. “Sunoco”) , Sun Pipe Line Company of Delaware LLC, Atlantic Petroleum Corporation, Sunoco Pipeline L.P., Sunoco Logistics Partners L.P., Sunoco Logistics Partners Operations L.P., and Sunoco Partners LLC (each a “Party” and, collectively, the “Parties”).

Recitals

WHEREAS, except as otherwise provided herein, capitalized terms used herein have the meanings assigned to them in the Omnibus Agreement; and

WHEREAS, the Parties desire to amend the Omnibus Agreement in the manner herein provided.

NOW, THEREFORE, in consideration of the premises, and each intending to be legally bound, the Parties do hereby agree as follows:

SECTION 1. Amendment to Section 4.1 of the Omnibus Agreement.

(a) Section 4.1 (a) of the Omnibus Agreement is amended and restated in its entirety as follows:

“(a) For each calendar year, the Partnership will pay the General Partner an administrative fee (the “Administrative Fee”) for the provision by the General Partner and its Affiliates for the Partnership Group’s benefit of all the general and administrative services that Sunoco and its Affiliates have traditionally provided in connection with the Assets, including, without limitation, the general and administrative services listed on Schedule V to this Agreement. The Administrative Fee for the 2011 calendar year shall be Ten Million Dollars ($10,000,000). For each calendar year after the 2011 calendar year, the General Partner will determine the amount of the general and administrative expenses that will be properly allocated to the Partnership in accordance with the terms of the Partnership Agreement.”

(b) Section 4.1(d) of the Omnibus Agreement is hereby amended and restated in its entirety as follows:

“(d) In recognition of the services to be provided for the Partnership Group’s benefit by certain executive officers of Sunoco who also are executive officers of the General Partner, including the Chief Executive Officer, the Chief Financial Officer and the Vice President and Chief Human Resources Officer (such officers, the “Shared Officers”), for each calendar year in which such services are provided by the Shared Officers, the General Partner will determine the amount of compensation and benefits, if any, in respect of such Shared Officers that will be allocated to or reimbursed by, the Partnership taking into account the services to be performed by the Shared Officers for the Partnership Group’s benefit for that year.”

SECTION 2. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

SECTION 3. Counterparts. This Amendment may be executed in any number of counterparts and by the different Members in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

SUNOCO, INC.

By:	/s/ Brian P. MacDonald
Name: Brian P. MacDonald
Title: Senior Vice President & Chief Financial Officer

SUNOCO, INC. (R&M)

By:	/s/ Brian P. MacDonald
Name: Brian P. MacDonald
Title: Senior Vice President & Chief Financial Officer

ATLANTIC PETROLEUM CORPORATION

By:	/s/ Peter J. Gvazdauskas
Name: Peter J. Gvazdauskas
Title: President

SUN PIPE LINE COMPANY OF DELAWARE LLC (as successor to Sun Pipe Line Company of Delaware)

By:	/s/ Michael J. Hennigan
Name: Michael J. Hennigan
Title: President

{Signature Page to Amendment No. 2011-1 to Omnibus Agreement}

SUNOCO PIPELINE L.P.
(as successor to Sunoco Texas Pipeline Company and Sun Pipeline Services (Out) LLC)

By:	Sunoco Logistics Partners Operations GP LLC, its general partner

By:	/s/ Michael J. Hennigan
Name: Michael J. Hennigan
Title: President

SUNOCO PARTNERS LLC

By:	/s/ Michael J. Hennigan
Name: Michael J. Hennigan
Title: President and Chief Executive Officer

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its general partner

By:	/s/ Michael J. Hennigan
Name: Michael J. Hennigan
Title: President and Chief Executive Officer

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

BY:	Sunoco Logistics Partners GP LLC, its general partner

By:	/s/ Michael J. Hennigan
Name: Michael J. Hennigan
Title: President

{Signature Page to Amendment No. 2011-1 to Omnibus Agreement}